UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2025

LEIDOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street, Reston, Virginia		20190
(Address of principal executive office)		(Zip Code)

(571) 526-6000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Tender Offer Pricing and Expiration and Results

On February 20, 2025, Leidos, Inc. (the “Issuer”), a direct wholly-owned subsidiary of Leidos Holdings, Inc. (“Leidos”), issued a press release (the “Pricing Press Release”) announcing the pricing terms of the Issuer’s previously announced offer to repurchase for cash (the “Tender Offer”) any and all of its outstanding 3.625% notes due 2025 (the “2025 Notes”) tendered in the Tender Offer.

On February 21, 2025, Leidos issued a press release (the “Expiration and Results Press Release”) announcing the expiration and results of the Tender Offer. The Tender Offer was made upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated as of February 13, 2025. Copies of the Pricing Press Release and Expiration and Results Press Release are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Satisfaction and Discharge of the 2025 Notes

On February 25, 2025, the Issuer delivered and irrevocably deposited funds with Citibank, N.A., as trustee (the “Trustee”) (such funds, the “Trust Funds”) in amounts sufficient to fund the payment of the principal amount of, and accrued and unpaid interest on, the 2025 Notes on May 15, 2025, which is the maturity date of the 2025 Notes. After the deposit of such Trust Funds, the indenture, dated as of May 12, 2020 (the “May 2020 Indenture”), among the Issuer, Leidos, as guarantor, and the Trustee, was satisfied and discharged with respect to the 2025 Notes in accordance with its terms. The Issuer paid for the discharge of the outstanding 2025 Notes following the Tender Offer using the proceeds from the Issuer’s February 20, 2025 issuance and sale of $500 million aggregate principal amount of 5.400% senior notes due 2032 and $500 million aggregate principal amount of 5.500% senior notes due 2035.

As a result of the satisfaction and discharge of the May 2020 Indenture with respect to the 2025 Notes, the Issuer has been released from its obligations under the Indenture with respect to the 2025 Notes, except those provisions of the May 2020 Indenture that, by their terms, survive the satisfaction and discharge of the May 2020 Indenture.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits: The following exhibits are attached with this report:

Exhibit No.	Description

99.1	Pricing Press Release of Leidos Holdings, Inc. dated February 20, 2025

99.2	Expiration and Results Press Release of Leidos Holdings, Inc. dated February 21, 2025

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date: February 25, 2025	By:	/s/ Brian Z. Liss
Brian Z. Liss
	Its:	Senior Vice President, Deputy General Counsel and Corporate Secretary